UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 06, 2022

RE/MAX Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36101	80-0937145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 770-5531

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value per share	RMAX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2022, the Board of Directors (the “Board”) of RE/MAX Holdings, Inc. (the “Company”) appointed Katherine Scherping as a Class I member of the Board for a term that expires at the Company’s 2023 Annual Meeting of Stockholders. The Board also has appointed Ms. Scherping to its Audit Committee and its Finance and Investment Committee.

Ms. Scherping will receive the same compensation that other non-employee directors receive from the Company as previously disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2022.

There is no arrangement or understanding between Ms. Scherping and any other persons pursuant to which she was selected as a director. Ms. Scherping has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Scherping and the Company will enter into the standard Company director indemnification agreement whereby the Company agrees to indemnify, defend and hold its directors harmless from and against losses and expenses incurred as a result of their board service, subject to the terms and conditions provided in the agreement.

In connection with Ms. Scherping’s appointment to the Board, Joe DeSplinter retired from the Board on December 8, 2022. As previously disclosed in the Form 8-K filed by the Company on September 12, 2022, Mr. DeSplinter informed the Lead Independent Director of the Board of his intention to not stand for reelection at the end of his term in 2023 and retire from the Board when the Board appointed his successor. Mr. DeSplinter’s retirement is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 7.01 Regulation FD Disclosure.

On December 9, 2022, the Company issued a press release regarding Ms. Scherping’s appointment and Mr. DeSplinter’s retirement described in Item 5.02. The Press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release issued December 9, 2022 *
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The information contained in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date:	December 9, 2022	By:	/s/ Susie Winders
Susie Winders
Vice President, General Counsel